SCHEDULE 14A
                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]
Filed by Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Proxy Statement

[ ] Confidential for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

       FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

                (Name of Registrant as Specified in Its Charter)

                     ---------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title  of  each  class  of   securities  to  which   transaction   applies:
     ___________________________

(2)  Aggregate   number  of  securities  to  which transaction  applies:  ______

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):______________________________

(4)  Proposed maximum aggregate value of transaction:___________________________

(5)  Total fee paid:____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount previously paid:________________________________________________
(2)      Form, Schedule or Registration Statement No.:__________________________
(3)      Filing Party: _________________________________________________________
(4)      Date Filed: ___________________________________________________________

       FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD) FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                              QUESTIONS AND ANSWERS

WHY DID THE BOARDS OF DIRECTORS CALL A SPECIAL MEETING?

The Funds currently use Preferred Stock leverage as a strategy to attempt to enhance the dividends paid to Common Stock shareholders. The auction market that sets the rates for this Preferred Stock has recently experienced severe disruptions - consequently, the Funds are currently paying higher rates relative to other short-term rates than they have historically. In light of this turbulence, the Boards of Directors may determine to alter the leverage strategy employed by the Funds. Potential alternatives could include modifying the terms of the Preferred Stock, refinancing some or all of the Preferred Stock shares with either a new preferred stock or refinancing some or all of the Preferred Stock shares with debt financing. The Boards of Directors have not approved any course of action and may decide to leave the current Preferred Stock outstanding or redeem some or all of the shares of Preferred Stock.

As discussed in greater detail below and in the Joint Proxy Statement, the Funds do not currently have the flexibility to pursue borrowing as a source of financing - flexibility which is available to many other closed-end funds, including the Funds' sister funds, Flaherty & Crumrine/Claymore Preferred Securities Income Fund (FFC) and Flaherty & Crumrine/Claymore Total Return Fund
(FLC).

Your "Yes" vote on the Proposals will give the Funds greater flexibility to respond to changing market conditions.

WHY ARE THE BOARDS OF DIRECTORS RECOMMENDING A CHANGE TO THE FUNDS' INVESTMENT POLICIES?

As discussed above, the Boards of Directors may consider alternatives for leveraging the returns to Common Stock shareholders. One path that the Boards of Directors may select is debt financing - for example, by borrowing money from a bank or other lender and then using the proceeds to redeem some or all of the outstanding Preferred Stock.

When the Funds were designed over 15 years ago, it was contemplated that they would always use Preferred Stock as leverage. Consequently, as discussed in Proposal 1 of the attached Joint Proxy Statement, the Funds' investment policies do not currently permit leveraging through borrowing, issuing debt securities or using other debt financing strategies which are similar to borrowing.

These investment policies are more restrictive than legally required and more restrictive than many other closed-end funds, such as the Funds' sister funds, FFC and FLC.

After reviewing options available to the Funds, Fund management has recommended, and the Boards of Directors have approved, modernizing each Fund's investment policies to grant it flexibility to use debt financing for leverage.

The Boards of Directors unanimously recommend that shareholders vote "Yes" on Proposals 1-A, 1-B and 1-C.

WHY DID THE BOARDS OF DIRECTORS APPROVE A CHANGE TO THE INVESTMENT ADVISORY AGREEMENTS FOR THE FUNDS?

Each Fund has an investment advisory agreement with Flaherty & Crumrine Incorporated. In exchange for the investment advice to and management of the Funds, Flaherty & Crumrine receives a monthly fee. This fee is currently assessed against the "net assets" of each Fund, with "net assets" calculated as the difference between a Fund's total assets (i.e., the value of its portfolio) and the Fund's liabilities. The Preferred Stock is explicitly excluded as a liability of each Fund when calculating this fee.

If a Fund were to use a form of leverage other than Preferred Stock, the assets attributable to that leverage would be a liability for purposes of the "net assets" calculation, and would not count when calculating the fee paid to Flaherty & Crumrine. The Boards of Directors have previously concluded (most recently this past January) that the fees being paid to Flaherty & Crumrine are reasonable. They do not favor lowering the fees indirectly by changing the form of the Funds' leverage from Preferred Stock to debt financing.

As discussed in Proposal 2 of the attached Joint Proxy Statement, the Boards of Directors have approved the change to the investment advisory agreements to clarify that financial leverage utilized by the Funds - whether in the form of Preferred Stock or debt financing - does not constitute a liability for the calculation of the investment advisory fee. Except for this change, the actual fee calculation formula would not change (although the amount of the fee would depend on the amount of leverage outstanding at any given time, whether in the form of preferred stock or debt financing) - in other words, the Fund would continue to pay the same percentage of net assets available to Common Stock shareholders as it does currently.

The Boards of Directors unanimously recommend that shareholders vote "Yes" on Proposal 2.

WHAT IF I HAVE ADDITIONAL QUESTIONS?

The Funds have engaged The Altman Group, Inc. to assist in the solicitation of proxies. The Altman Group has set up a toll-free number, (866) 751-6315, for you to call with any additional questions.

       FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD) FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                           To Be Held on May 21, 2008

To the Shareholders:

         Notice is hereby given that Special Meetings of Shareholders of Flaherty & Crumrine Preferred Income Fund Incorporated and Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated (each a "Fund" and collectively, the "Funds"), each a Maryland corporation, will be held at the offices of the Funds at 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101 at 9:00 a.m. PT, on May 21, 2008, for the following purposes:

     1. To approve changes to certain fundamental investment policies (Proposal 1).

     2.   To approve an amended investment advisory agreement (Proposal 2).

     3. To transact such other business as may properly come before the Special Meetings or any adjournments thereof.

         YOUR VOTE IS IMPORTANT!

         The Board of Directors of each Fund has fixed the close of business on March 31, 2008 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Special Meetings.


                                      By Order of the Boards of Directors,




April 10, 2008                        CHAD C.  CONWELL
                                      Secretary



--------------------------------------------------------------------------------
SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S), OR VOTE BY TELEPHONE OR INTERNET. The proxy card(s) should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may minimize the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

     REGISTRATION                                  VALID SIGNATURE
     ------------                                  ---------------

     CORPORATE ACCOUNTS

     (1)      ABC Corp.                            ABC Corp.
     (2)      ABC Corp.                            John Doe, Treasurer
     (3)      ABC Corp.  c/o John Doe, Treasurer   John Doe
     (4)      ABC Corp.  Profit Sharing Plan       John Doe, Trustee

     TRUST ACCOUNTS

     (1)      ABC Trust                            Jane B.  Doe, Trustee
     (2)      Jane B.  Doe, Trustee                Jane B.  Doe
              u/t/d 12/28/78

     CUSTODIAN OR ESTATE ACCOUNTS

     (1)      John B.  Smith, Cust.,               John B.  Smith
              f/b/o John B.  Smith, Jr.  UGMA
     (2)      John B.  Smith, Executor,            John B.  Smith, Jr., Executor
              estate of Jane Smith

       FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD) FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101


                        SPECIAL MEETINGS OF SHAREHOLDERS
                                  May 21, 2008


                              JOINT PROXY STATEMENT


         This document is a joint proxy statement ("Joint Proxy Statement") for Flaherty & Crumrine Preferred Income Fund Incorporated ("PREFERRED INCOME FUND" OR "PFD") and Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated ("PREFERRED INCOME OPPORTUNITY FUND" OR "PFO") (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS"). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each a "Board" and collectively, the "Boards") for use at a Special Meeting of Shareholders of each Fund to be held on May 21, 2008, at 9:00 a.m. PT, at the offices of the Funds, 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings").

         On or about February 19, 2008, a Joint Proxy Statement was sent to you so that you may vote on the election of Directors at the Funds' annual meeting to be held on April 18, 2008, and you may have received proxy solicitations by mail, telephone, or personal interview relating to the election of Directors at the annual meeting. This new proxy statement is for a special meeting of each Fund's shareholders on May 21, 2008 and involves new proposals relating to the operation of the Funds. You will also receive new proxy solicitations by mail, telephone, or personal interview for the new proposals described in this proxy statement.

         YOUR VOTE IS IMPORTANT. EVEN IF YOU HAVE ALREADY VOTED FOR THE ELECTION OF DIRECTORS AT THE ANNUAL MEETING, PLEASE VOTE ON THE PROPOSALS DESCRIBED HEREIN. EVEN IF YOU PLAN TO ATTEND AND VOTE IN PERSON AT THE MEETINGS, PLEASE PROMPTLY FOLLOW THE ENCLOSED INSTRUCTIONS TO SUBMIT A PROXY BY COMPLETING, SIGNING, AND DATING THE ENCLOSED PROXY CARDS, OR ALTERNATIVELY PROVIDING A PROXY BY TELEPHONE OR INTERNET. THE PROXY CARD(S) SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE PRIOR PAGE.

         A Notice of Special Meetings of Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement. Proxy solicitations will be made beginning on or about April 18, 2008, primarily by mail, but proxy solicitations may also be made by telephone, telefax or personal interviews conducted by officers of each Fund, Flaherty & Crumrine Incorporated ("Flaherty & Crumrine" or the "Adviser"), the investment adviser of each Fund, and PFPC Inc. ("PFPC"), the transfer agent and administrator of each Fund and a member of The PNC Financial Services Group, Inc. The Adviser, on behalf of the Funds, has also retained The Altman Group, Inc., a proxy solicitation firm, to assist in the solicitation of proxies.

         The costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be shared proportionally by the Funds. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. This Joint Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about April 18, 2008. If you need more information or have any questions, please call The Altman Group at (866)-751-6315.

         THE ANNUAL REPORT OF EACH FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2007, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO PFPC INC., P.O. BOX 43027, PROVIDENCE, RHODE ISLAND 02940-3027, OR CALLING 1-800-331-1710. EACH FUND'S ANNUAL REPORT IS ALSO AVAILABLE ON THE FUNDS' WEBSITE - WWW.PREFERREDINCOME.COM - AND THE SECURITIES AND EXCHANGE COMMISSION'S ("SEC") WEBSITE (WWW.SEC.GOV).

         If the enclosed proxy card is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted "FOR" Proposal 1 and Proposal 2. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund delivered at the above address prior to the date of the Meeting.

         Under the Bylaws of each Fund, the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business (a "Quorum") at that Fund's meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a Quorum of that class of shares must be present at the Meeting in order for the proposal to be considered. In the event that a Quorum is not present at a Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a Quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" a proposal in favor of such an adjournment with respect to that proposal and will vote those proxies required to be voted "AGAINST" a proposal against any such adjournment with respect to that proposal. A shareholder vote may be taken on a proposal in the Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval of that proposal.

         Each Fund has two classes of capital stock including common stock, par value $0.01 per share (the "Common Stock") and preferred stock (the "Preferred Stock" and together with the Common Stock, the "Shares"). Each Fund has one series of Preferred Stock outstanding which is classified as Auction Preferred Stock (formerly known as "Money Market Cumulative Preferred(TM) Stock" (MMP(R))). Each Share is entitled to one vote at the Meeting with respect to matters to be voted on by the class to which such Share belongs, with pro rata voting rights for any fractional Shares. On the record date, March 31, 2008, the following number of Shares of each Fund were issued and outstanding:

                                                            COMMON STOCK        PREFERRED STOCK
         NAME OF FUND                                        OUTSTANDING          OUTSTANDING

         Preferred Income Fund (PFD)                          10,550,676              800

         Preferred Income Opportunity Fund (PFO)              11,793,857              700


         To the knowledge of each Fund and its Board, the following shareholder(s) or "group," as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), is the beneficial owner or owner of record of more than 5% of the relevant Fund's outstanding Shares as of March 31, 2008*:

         NAME AND ADDRESS OF                                      AMOUNT AND NATURE
         BENEFICIAL/RECORD OWNER            TITLE OF CLASS          OF OWNERSHIP        PERCENT OF CLASS
         -----------------------            --------------          ------------        ----------------

         Cede & Co.**                     Common Stock        PFD - 10,076,052               95.50%
         Depository Trust Company                             (record)
         55 Water Street, 25th Floor                          PFO - 11,332,078               96.08%
         New York, NY 10041                                   (record)

                                          Preferred Stock     PFD - 800 (record)             100%
                                                              PFO - 700 (record)             100%

         Fifth third Bancorp***           Common Stock        PFO - 611,893                  5.21%
         Fifth Third Center                                   (beneficial)
         Cincinnati, Ohio 45263

----------------------
* As of March 31, 2008, the Directors and officers, as a group, owned less than 1% of each class of Shares of each Fund.
**       A nominee partnership of The Depository Trust Company.
*** Information obtained from a Schedule 13G, a Schedule 13F, and certain other information, filed by Fifth Third Bancorp with the SEC reporting share ownership as of December 31, 2007. Based on those filings, Fifth Third Bancorp has the sole power to vote or direct the vote of 596,361 shares of Common Stock, the sole power to dispose or direct the disposition of 590,196 shares of Common Stock, the shared power to vote or direct the vote of 1,175 shares of Common Stock and the shared power to dispose or direct the disposition of 20,767 shares of Common Stock.

         This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shareholders of each Fund will vote as a single class, except as described below, and will vote separately on each proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares. Thus, if a proposal is approved by shareholders of one Fund and not approved by shareholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign each enclosed proxy card. Shareholders of each Fund are entitled to vote on the proposals pertaining to that Fund.

         In order that your Shares may be represented at the Meetings, you are requested to vote on the following matters:

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PREFERRED INCOME FUND (PFD)

--------------------------------------------------------------------------------
  PROPOSAL                       VOTING REQUIREMENTS
--------------------------------------------------------------------------------
  1. Changes in
     Fundamental                 Common Stock and Preferred Stock Shareholders,
     Investment Policies         voting together as a single class, and also
                                 separately the Preferred Stock Shareholders,
                                 voting as a separate class.
--------------------------------------------------------------------------------
  2. Amended Investment          Common Stock and Preferred Stock
     Advisory Agreement          Shareholders, voting together as a single
                                 class.
--------------------------------------------------------------------------------
  3. Other Business              Common Stock and Preferred Stock
                                 Shareholders, voting together as a single
                                 class
--------------------------------------------------------------------------------

PREFERRED INCOME OPPORTUNITY FUND (PFO)

--------------------------------------------------------------------------------
  PROPOSAL                       VOTING REQUIREMENTS
--------------------------------------------------------------------------------
  1. Changes in
     Fundamental Investment      Common Stock and Preferred Stock Shareholders,
     Policies                    voting together as a single class, and also
                                 separately the Preferred Stock Shareholders,
                                 voting as a separate class.
--------------------------------------------------------------------------------
  2. Amended Investment          Common Stock and Preferred Stock Shareholders,
     Advisory Agreement          voting together as a single class.
--------------------------------------------------------------------------------
  3. Other Business              Common Stock and Preferred Stock Shareholders,
                                 voting together as a single class
--------------------------------------------------------------------------------


             PROPOSAL 1: REVISION OF FUNDAMENTAL INVESTMENT POLICIES

         The Funds, like all registered funds, are required by law to have policies governing those investment practices that may only be changed with the prior approval of the holders of a majority of a Fund's outstanding voting securities, voting as a single class, and approval of the holders of a majority of a Fund's outstanding shares of Preferred Stock, voting as a separate class. These policies are referred to as "fundamental."

         When the Funds were organized, it was assumed that the Funds would only leverage their portfolios through their issuance of preferred stock, and the Funds' ability to leverage through debt financing was restricted. Each of PFD's and PFO's Boards have reviewed the Fund's current fundamental policies on borrowing, issuing senior securities and purchasing securities on margin and have determined that each Fund has fundamental policies in these areas that are more restrictive than the law requires. The Board of each Fund has concluded that those policies should be revised to permit each Fund to leverage its portfolio using debt financing in appropriate circumstances. At the Meetings, shareholders of PFD and PFO will be asked to approve the revised policies.

         The revised fundamental policies are expected to give the Funds the flexibility to pursue debt financing as a means of leverage, in addition to their existing option of using preferred stock. The revised policies will not affect the investment objectives of the Funds, which will remain unchanged. The Funds will continue to be managed in accordance with the investment parameters described in their prospectuses and in accordance with applicable law.

         The revised fundamental policies maintain important shareholder protections, while providing the Funds with greater flexibility to leverage the Funds' assets than is currently available. Accordingly, the policies are written and will be interpreted broadly. For example, the revised policies allow the investment practice in question to be conducted to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). It is possible that, as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It is also possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the revised policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This will allow the Funds to benefit from future changes in applicable law without seeking additional costly and time-consuming shareholder approvals. To the extent the Funds engage in new investment practices, the Funds may be subject to additional risks. Before a material change is made in a Fund's investment practices in response to the revised policies, the Fund's Board will consider and approve such change and the Fund's shareholders will be notified, as appropriate.

         Two of the revised fundamental policies also refer to interpretations or modifications of, or relating to, the 1940 Act from the SEC or members of its staff, as well as interpretations or modifications of other authorities having jurisdiction over the Funds. These authorities could include courts. From time to time the SEC and members of its staff issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders. The revised policies will be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this will allow the Funds the flexibility to benefit from future changes in the positions taken by regulators and others without the expense and delay of seeking further shareholder approvals.

         When a revised policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

         If the revised policies are approved, subject to future Board approval, the policies could permit the Funds to engage in borrowing or other forms of debt leverage in order to potentially redeem Shares of Preferred Stock. As discussed in a website posting dated February 14, 2008, the auction process for the Funds' Preferred Stock began to fail and has continued to fail. This means that there has not been sufficient interest from bidders in the auctions to purchase all the Shares being offered for sale. In a "failed" auction, existing Preferred Stock shareholders are able to sell some of their Shares to the extent that there are buyers, but are not able to sell their remaining Shares. Rather, they continue to hold their Shares and earn a "maximum rate" set according to a pre-determined formula. A failed auction is not an event of default. A failed auction does not require the redemption of Preferred Stock by the Funds. Therefore, the Shares remain outstanding, and pay the maximum rate until "buy" and "hold" orders again exceed "sell" orders in a future auction.

         The provisions allowing for failed auctions are intended to provide fair compensation for Preferred Stock shareholders during periods of disruptions, while also allowing the Funds the necessary time to properly consider the situation and explore potential alternatives. One potential alternative that would be permitted as a result of the proposed changes in fundamental policies would be the redemption of some or all of the Preferred Stock through the use of borrowing, issuing senior debt securities or purchasing securities on margin. THE BOARDS HAVE NOT DETERMINED TO REDEEM ANY PREFERRED STOCK AND THE PRESENTATION OF THIS PROPOSAL SHOULD NOT BE INTERPRETED TO MEAN THAT EITHER PFD OR PFO HAS DETERMINED TO REDEEM ANY SHARES OF PREFERRED STOCK.

         THE FOLLOWING DESCRIBES RISKS ASSOCIATED WITH LEVERAGING EACH FUND THROUGH THE USE OF BORROWING, ISSUING SENIOR SECURITIES AND PURCHASING SECURITIES ON MARGIN, WHICH DO NOT MATERIALLY DIFFER FROM THE RISKS EACH FUND CURRENTLY FACES THROUGH LEVERAGING USING PREFERRED STOCK.

         Borrowing, issuing senior securities and purchasing securities on margin are forms of leverage. Because this leverage would subject a Fund to additional costs, the Fund would only engage in these transactions when the Adviser and the Board of Directors believe that the cost of carrying the assets to be acquired through leverage would be lower than the Fund's expected return on its investment. Should this differential narrow, a Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of the incremental returns the Fund may have achieved, resulting in a loss to the Fund. Indeed, any such leveraging tends to magnify market exposure and can result in higher than expected losses to a Fund.

         Because the investment risk associated with investment assets purchased with funds obtained through leveraging would be borne solely by a Fund's Common Stock shareholders, adverse movements in the price of a Fund's portfolio holdings would have a more severe effect on a Fund's net asset value than if a Fund were not leveraged. Leverage creates risks for a Fund's Common Stock shareholders, including the likelihood of greater volatility of a Fund's net asset value and the market price of its shares, and the risk that fluctuations in interest rates on borrowings or in the dividend rates on any Preferred Stock may affect the return to Common Stock shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the net income of a Fund would be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders as dividends will be reduced. In such an event, a Fund may nevertheless determine to maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage. Further, all expenses associated with borrowing, such as interest expenses and transaction costs, will be borne solely by a Fund's Common Stock shareholders.

         Also, if the asset coverage for borrowing or other senior securities of a Fund declines below the limits specified in the 1940 Act, the Fund may be required to sell a portion of its investments when it may not be advantageous to do so. In the extreme, sales of investments required to meet asset coverage tests imposed by the 1940 Act could also cause a Fund to lose its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund were unable to make adequate distributions to shareholders because of asset coverage or other restrictions, it could fail to qualify as a regulated investment company for federal income tax purposes and, even if it did not fail to so qualify, it could become liable for income and excise tax on the portion of its earnings which are not distributed on a timely basis in accordance with applicable provisions of the Code. A Fund's willingness to engage in leverage transactions, and the amount of such transactions, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be employed or will be successful during any period in which it is employed. If Proposal 2 is approved by shareholders and a Fund leverages using borrowing, senior debt securities or margin purchases, the Adviser could be viewed as having an economic incentive to utilize leverage because the use of leverage would increase the Fund's "net assets" (as defined below) and hence the fee paid by the Funds to the Adviser. However, the Funds were initially structured to be leveraged with Preferred Stock, so that changing the form of leverage, in whole or in part, should not enhance any such incentive. In fact, this consideration would be mitigated because of the higher asset coverage requirements under the 1940 Act if the Funds, engaged in leverage through debt financing.

         Flaherty & Crumrine has advised the Boards of PFD and PFO that, except as described herein, the proposed revisions to the fundamental policies are not expected to materially affect the manner in which each Fund is being managed at this time. On this basis, the Boards of PFD and PFO recommend that shareholders of PFD and PFO vote to revise the fundamental policies as discussed below.

PROPOSAL 1-A:  REVISE THE FUNDAMENTAL POLICY RELATING TO BORROWING MONEY.

         The Funds currently have a fundamental investment policy relating to borrowing money. Each Fund may not:

         BORROW MONEY, EXCEPT FOR TEMPORARY OR EMERGENCY PURPOSES, OR IN CONNECTION WITH REPURCHASES OF ITS SHARES OR FOR CLEARANCE OF TRANSACTIONS, AND THEN ONLY IN AMOUNTS NOT EXCEEDING 10% OF ITS TOTAL ASSETS (NOT INCLUDING THE AMOUNT BORROWED) AND AS OTHERWISE DESCRIBED IN THIS PROSPECTUS. WHEN THE FUND'S BORROWINGS EXCEED 5% OF THE VALUE OF ITS TOTAL ASSETS, THE FUND WILL NOT MAKE ANY ADDITIONAL INVESTMENTS.

         If shareholders of a Fund approve this proposal, the Fund's current fundamental policy relating to the borrowing of money will be revised so that the Fund may not:

         BORROW MONEY, EXCEPT AS PERMITTED UNDER THE 1940 ACT, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

         DISCUSSION OF PROPOSED MODIFICATION. All registered funds are required to have a fundamental policy about the borrowing of money. The 1940 Act generally requires a registered fund to maintain asset coverage of 300% for so-called "senior securities" that represent indebtedness. This means that, generally speaking, for the registered fund to borrow or otherwise issue debt (other than limited exceptions such as temporary borrowing or a borrowing for emergency purposes up to 5% of the fund's total assets), the fund must have total assets of at least twice the amount borrowed. A registered fund that issues preferred stock must maintain asset coverage of at least 200% with respect to the preferred stock. Asset coverage means the ratio that the value of the fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The revised policy will not affect the Funds' existing abilities to engage in these practices. Similarly, the revised policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

         The revised policy will permit the Funds to borrow money, and to engage in trading practices that may be considered to be borrowing, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The revised policy will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing, such as reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward contracts. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the revised policy.

EACH BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 1-A.

PROPOSAL  1-B:  REVISE  THE  FUNDAMENTAL   POLICY  RELATING  TO  ISSUING  SENIOR
SECURITIES.

         The Funds currently have a fundamental investment policy relating to senior securities. Each Fund may not:

         ISSUE SENIOR SECURITIES OTHER THAN PREFERRED STOCK.

         If shareholders of a Fund approve this proposal, the Fund's current fundamental policy relating to issuing senior securities will be revised so that the Fund may not:

         ISSUE SENIOR SECURITIES TO THE EXTENT SUCH ISSUANCE WOULD VIOLATE APPLICABLE LAW.

         DISCUSSION OF PROPOSED POLICY. All registered funds are required to have a fundamental policy about issuing "senior securities," which are defined as fund obligations that have a priority over the fund's common shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act establishes limits on the ability of the Funds to engage in leverage through the issuance of "senior securities." The revised policy will permit the Funds to issue senior securities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

         Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The revised policy will not affect the Funds' existing abilities to engage in these practices. Similarly, the revised policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

EACH BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 1-B.

PROPOSAL 1-C: REVISE THE FUNDAMENTAL POLICY RELATING TO PURCHASING SECURITIES ON MARGIN.

         The Funds currently have a fundamental investment policy relating to the purchase of securities on margin. Each Fund may not:

         SELL SECURITIES SHORT OR PURCHASE SECURITIES ON MARGIN, EXCEPT FOR SUCH SHORT-TERM CREDITS AS ARE NECESSARY FOR THE CLEARANCE OF TRANSACTIONS, BUT THE FUND MAY MAKE MARGIN DEPOSITS IN CONNECTION WITH TRANSACTIONS IN OPTIONS ON SECURITIES, FUTURES AND OPTIONS ON FUTURES, AND MAY MAKE SHORT SALES OF SECURITIES "AGAINST THE BOX."

         If shareholders of a Fund approve this proposal, the Fund's current fundamental policy relating to the purchase of securities on margin will be revised so that a Fund may not:

         SELL SECURITIES SHORT OR PURCHASE SECURITIES ON MARGIN, EXCEPT AS PERMITTED UNDER THE 1940 ACT, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

         DISCUSSION OF PROPOSED POLICY. Section 12 of the 1940 Act authorizes the SEC to regulate two trading practices that may result in leverage: margin purchases and short sales. The SEC has not adopted any rules under Section 12, but instead has regulated margin purchases and short sales under Section 18, which limits the ability of the Funds to engage in leverage through the issuance of "senior securities." The revised policy will permit the Funds to sell securities short and purchase securities on margin to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

         Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The revised policy will not affect the Funds' existing abilities to engage in these practices. Similarly, the revised policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

EACH BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 1-C.

REQUIRED VOTE

         Approval of the change in fundamental policies, with respect to each of Proposals 1-A, 1-B and 1-C, will require the approval of the holders of a majority of the Fund's outstanding voting securities, voting as a single class, and approval of the holders of a majority of the Fund's outstanding shares of Preferred Stock, voting as a separate class. A "majority of the Fund's outstanding voting securities" for this purpose means the lesser of (1) 67% or more of the Shares of Common Stock and Shares of Preferred Stock, present at a meeting of shareholders, voting as a single class, if the holders of more than 50% of such Shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding Shares of Common Stock and outstanding Shares of Preferred Stock, voting as a single class. A majority of the Fund's outstanding Shares of Preferred Stock for this purpose is determined in a similar manner, by applying the percentages in the previous sentence to outstanding Shares of Preferred Stock.

        PROPOSAL 2: APPROVAL OF AN AMENDED INVESTMENT ADVISORY AGREEMENT

         At the Meetings, you will be asked to approve an amended and restated investment advisory agreement (each, an "Amended Investment Advisory Agreement" and collectively, the "Amended Investment Advisory Agreements") between your Fund and the Adviser. The Adviser currently provides investment advisory services to each Fund under investment advisory agreements currently in effect (each, a "Current Investment Advisory Agreement" and collectively, the "Current Investment Advisory Agreements"), and is responsible for each Fund's overall investment strategy and its implementation. PFD's Current Investment Advisory Agreement is dated as of January 24, 1991 and was last approved by PFD shareholders on January 22, 1991, in connection with the initial approval of the Agreement. PFO's Current Investment Advisory Agreement is dated as of February 5, 1992 and was last approved by PFO shareholders on February 3, 1992, in connection with the initial approval of the Agreement. The Board of Directors of each Fund last approved the continuance of an additional year for the Current Investment Advisory Agreements on January 29, 2008. The form of Amended
Investment Advisory Agreement for the Funds, marked to show changes from the Current Investment Advisory Agreement, is attached hereto as Exhibit A, and the description of the Amended Investment Advisory Agreements in this Joint Proxy Statement is qualified in its entirety by reference to Exhibit A.

TERMS OF THE CURRENT INVESTMENT ADVISORY AGREEMENTS

         Under the terms of the Current Investment Advisory Agreements, the Adviser is responsible for making investment decisions and placing orders for the purchase and sale of a Fund's investments directly with the issuers or with brokers or dealers selected by the Adviser at its discretion. The Adviser also furnishes to the Boards, which have overall responsibility for the business and affairs of the Funds, periodic reports on the investment performance of the Funds.

         The Adviser is obligated to manage a Fund in accordance with applicable laws and regulations. Consistent with the requirements of the 1940 Act, the Current Investment Advisory Agreements provide that the Adviser generally is not liable to a Fund for any error in judgment, mistake of law, or any act or omission or any loss suffered by a Fund in connection with the Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

         The Current Investment Advisory Agreements may be terminated by a Fund without penalty upon 60 days' written notice by the Boards of Directors or by a vote of the holders of a majority of the Fund's outstanding Shares, or upon 60 days' written notice by the Adviser. The Current Investment Advisory Agreements terminate automatically in the event of an "assignment" (as defined in the 1940
Act).

         For the fiscal year ended November 30, 2007, PFD paid the Adviser $1,312,364 in advisory fees, and PFO paid the Adviser $1,173,308 in advisory fees.

COMPARISON OF AMENDED INVESTMENT ADVISORY AGREEMENTS AND CURRENT INVESTMENT ADVISORY AGREEMENTS

         The only change to the Current Investment Advisory Agreements is to amend the description of the Adviser's fee to clarify that any debt representing financial leverage will not be considered a liability. Section 6(a) of the Current Investment Advisory Agreement of each Fund describes the fee to be paid to the Adviser as follows:

         IN CONSIDERATION OF THE SERVICES RENDERED PURSUANT TO THIS AGREEMENT, THE [FUND] WILL PAY THE ADVISER AFTER THE END OF THE CALENDAR MONTH DURING WHICH THE CLOSING DATE (AS DEFINED BELOW) OCCURS AND AFTER THE END OF EACH CALENDAR MONTH THEREAFTER A FEE FOR THE PREVIOUS MONTH COMPUTED MONTHLY AT THE ANNUAL RATE OF .625 OF 1.00% ON THE [FUND]'S AVERAGE MONTHLY NET ASSETS UP TO $100 MILLION AND .50 OF 1.00% ON THE [FUND]'S AVERAGE MONTHLY NET ASSETS OF $100 MILLION OR MORE.

         The Current Investment Advisory Agreements do not define the term "net assets" but instead refer to the description as included in the Funds' registration statements. The Funds' registration statements, dated as of January 24, 1991 for PFD and February 6, 1992 for PFO, each define "net assets" to mean, for purposes of calculating the advisory fee, the average monthly value of the Fund's total assets minus the sum of the Fund's liabilities, which liabilities exclude the aggregate liquidation preference of the outstanding Preferred Stock, and accumulated dividends, if any, on the Preferred Stock.

         If approved by shareholders, the Amended Investment Advisory Agreement of each Fund will describe the fee to be paid to the Adviser as follows:

         IN CONSIDERATION OF THE SERVICES RENDERED PURSUANT TO THIS AGREEMENT, THE [FUND] WILL PAY THE ADVISER AFTER THE END OF EACH CALENDAR MONTH A FEE FOR THE PREVIOUS MONTH COMPUTED MONTHLY AT THE ANNUAL RATE OF .625 OF 1.00% ON THE [FUND]'S AVERAGE MONTHLY TOTAL MANAGED ASSETS UP TO $100 MILLION AND .50 OF 1.00% ON THE [FUND]'S AVERAGE MONTHLY TOTAL MANAGED ASSETS OF $100 MILLION OR MORE. FOR PURPOSES OF CALCULATING SUCH FEE, THE [FUND]'S TOTAL MANAGED ASSETS MEANS THE TOTAL ASSETS OF THE [FUND] (INCLUDING ANY ASSETS ATTRIBUTABLE TO ANY [FUND] AUCTION RATE PREFERRED STOCK THAT MAY BE OUTSTANDING OR OTHERWISE ATTRIBUTABLE TO THE USE OF LEVERAGE) MINUS THE SUM OF ACCRUED LIABILITIES (OTHER THAN DEBT, IF ANY, REPRESENTING FINANCIAL LEVERAGE). FOR PURPOSES OF DETERMINING TOTAL MANAGED ASSETS, THE LIQUIDATION PREFERENCE OF THE [FUND] PREFERRED STOCK IS NOT TREATED AS A LIABILITY.

         As described in the Funds' registration statements, the calculation of net assets for purposes of calculating the advisory fees payable pursuant to the Current Investment Advisory Agreements excludes the liquidation value of any outstanding preferred stock, including the Preferred Stock, from the Funds' liabilities. However, debt representing financial leverage is not similarly excluded. Therefore, the amount of outstanding debt would reduce the amount of Fund assets on which the Adviser's fee is paid.

         At the time the Funds were launched it was not contemplated that the Funds would engage in any debt financings and the Funds' fundamental investment policies in this area severely limited the Funds' ability to do so. If the changes in the Funds' fundamental investment policies on borrowing, issuing senior debt securities and purchasing securities on margin as described in Proposal 1 are approved, however, the Funds could borrow up to the limits permitted under applicable law. Any such amounts borrowed or the proceeds of any debt issuance would, like the Preferred Stock, form part of the total assets being actively managed by the Adviser. The Boards of Directors are of the view that it is fair and appropriate for the Adviser to be paid for doing so and that there is no reason to make a distinction based on whether a Fund is leveraged with preferred stock or with debt. Therefore, the Boards are proposing that the provision in the Current Investment Advisory Agreements concerning the calculation of the advisory fee be amended to exclude from liabilities, in addition to the liquidation value of preferred stock, debt representing financial leverage, as is typical for closed-end funds such as the Funds.

         If the proposed change in the fee language of the Amended Investment Advisory Agreements had been in effect during a Fund's most recently completed fiscal year, there would have been no change in the fees paid by the Fund to the Adviser because the Fund did not borrow during that time. There will be no increase in the fees payable to the Adviser unless or until action is taken that increases a Fund's assets under management through borrowing or other forms of debt leverage in amounts greater than the amount of assets currently attributable to a Fund's outstanding Preferred Stock. If the amount of a Fund's assets under management increases through debt financing, this could result in an increase in the amount of the fees payable by a Fund under the Amended Investment Advisory Agreement. However, the net impact on fees would depend on the net increase in Fund assets that would result from those activities, which cannot be predicted.

BOARD CONSIDERATION OF THE AMENDED INVESTMENT ADVISORY AGREEMENTS

         In connection with the decision of each Board of Directors to seek shareholder approval of amendments of the Funds' fundamental investment policies regarding borrowing, issuing senior securities and purchasing securities on margin, it was determined that, as currently formulated, the language for calculating the fees paid by the Funds to the Adviser was not written in a way that permitted the calculation of net assets to exclude debt leverage as a liability. The current fee formulation provides that fees shall be based on the Funds' "net assets," and Fund liabilities did not exclude debt leverage in the way that the liquidation value of Preferred Stock had been excluded. The Boards considered this omission to be related to the Funds' initial structure, which did not contemplate debt financing.

         In considering this matter, each Board of Directors noted that the proceeds of any borrowings used by the Funds could increase the amount of Fund assets for which the Adviser would be expected to provide services to the Fund. In addition to being attentive to the various technical concerns in dealing with senior securities and borrowings, each Board noted that the Adviser would be responsible for identifying additional investment opportunities for the proceeds of these securities and borrowings and for managing the additional investments. Each Board also determined that the original formulation of the fee language in the Current Investment Advisory Agreement was designed to compensate the Adviser on the basis of the amount of assets as to which it makes investment decisions. Each Board noted that they had determined to seek shareholder approval to broaden the Funds' authority to borrow, issue senior securities and purchase securities on margin. The Boards of Directors have determined those actions to be in the best interests of the Funds and the Funds' shareholders (see Proposals 1-A, 1-B and 1-C). In the view of the Boards of Directors, it would be unfair to take actions that increase assets which the Adviser is obliged by the Current Investment Advisory Agreements to manage without compensating the Adviser for doing so. In this regard, the Boards of Directors considered that many funds that engage in leveraging activity provide for compensation of their investment adviser on the basis of total managed assets, including Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated and Flaherty & Crumrine/Claymore Total Return Fund Incorporated, two other closed-end funds managed by the Adviser. In considering this matter, the Independent Directors had the opportunity to consult with counsel to the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds or the Adviser ("Independent Directors") regarding the proposed Amended Investment Advisory Agreements.

         At a meeting held on March 13, 2008, the Board of Directors of each Fund, including the Independent Directors present in-person at the meeting, voting separately, unanimously determined to recommend that shareholders of each Fund approve its Amended Investment Advisory Agreement.

         In their review of the Amended Investment Advisory Agreement, the Board of Directors of each Fund assessed the nature, extent and quality of the services to be provided to the Fund by the Adviser. In their deliberations, the Boards of Directors considered information received in connection with their most recent approval of the continuation of the Current Investment Advisory Agreement, in addition to information provided by the Adviser in connection with their evaluation of the terms and conditions of the Amended Investment Advisory Agreement. The Boards of Directors did not identify any particular information that was all-important or controlling, and Directors may have attributed different weights to the various factors. The Directors evaluated all information available to them. The Directors, including a majority of the Independent Directors, concluded that the terms of the Amended Investment Advisory Agreements are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Funds, and that the Amended Investment Advisory Agreements should be approved and recommended to the Funds' shareholders.

         NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED UNDER THE AMENDED INVESTMENT ADVISORY AGREEMENTS. The Directors considered the nature, extent and quality of management services proposed to be provided to the Funds under the Amended Investment Advisory Agreements. The Directors took note that the Adviser had advised the Boards that there is not expected to be any change in the nature, extent and quality of services provided to the Funds and their shareholders under the Amended Investment Advisory Agreements. The Boards' evaluation of the services expected to be provided by the Adviser took into account the Directors' knowledge and familiarity gained as Directors of funds in the Flaherty & Crumrine Fund Family. The Boards recognized that they received information at regular meetings throughout the year regarding the services rendered by the Adviser, noting that these services included the management of each Fund's investment program, as well as providing significant administrative services beyond what the Current Investment Advisory Agreements provided. The Directors also noted that they had engaged in an extensive review of the services provided to the Funds by the Adviser at the Boards' last annual contract renewal meeting.

         The Boards concluded that, overall, they were satisfied with the nature, extent and quality of services expected to be provided to the Funds under the Amended Investment Advisory Agreements.

         INVESTMENT PERFORMANCE. The Directors noted that they received information throughout the year at periodic intervals with respect to each Fund's performance, and had engaged in an extensive review of Fund performance at their last annual contract renewal meeting on January 29, and had determined at that time that each Fund's performance was satisfactory. As the services to be provided under the Amended Investment Advisory

Agreements in comparison with the Current Investment Advisory Agreements were not proposed to be changed in connection with the approval of the Amended Investment Advisory Agreements, the Directors did not specifically re-consider Fund performance in their consideration of the Amended Investment Advisory Agreements.

         ADVISER PROFITABILITY. Profitability of the Adviser in providing services to each Fund under the Amended Investment Advisory Agreements was not a factor considered by the Directors. The Directors noted that they expect to receive cost, expense and profitability information at the next annual Board contract renewal meeting and, thus, be in a position to evaluate at that time whether any adjustments in Fund fees would be appropriate in connection with a renewal of the Amended Investment Advisory Agreements. The Directors also recognized that they had reviewed the profitability of the Adviser at its last annual contract renewal meeting.

         ECONOMIES OF SCALE. The Directors considered whether any changes in the economies of scale realized (or potentially realized) by the Adviser and any benefits the Funds may incur from such economies of scale were proposed to be changed if the Amended Investment Advisory Agreements were approved. The
Directors noted that the Funds, as closed-end investment companies, were not expected to increase materially in size; thus, the Adviser would not benefit from economies of scale. The Directors considered whether economies of scale could be realized because the Adviser advises other similar funds. Based on their experience, the Directors accepted the Adviser's explanation that significant economies of scale would not be realized because of the complexity of managing preferred securities for separate funds and other portfolios. Nonetheless, the Directors noted that the Funds' advisory fee schedule declines as assets increase beyond a certain level (commonly known as a "breakpoint"), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of economies of scale arising from increased assets. Accordingly, the Directors determined that the existing advisory fee levels reflect possible economies of scale.

         FEES. The Directors considered the fees to be paid to the Adviser under the Amended Investment Advisory Agreements. The Boards noted that although the contractual investment advisory fee rate payable under each proposed Amended Investment Advisory Agreement with the Adviser is the same as under the Current Investment Advisory Agreement, the method for calculating the fee is different because it would exclude from liabilities, in addition to the liquidation value of Preferred Stock, debt representing financial leverage. The Directors noted that the proceeds of any borrowings or other forms of leverage used by the Funds would increase the amount of Fund assets for which the Adviser would be expected to provide services to the Fund, and that the Adviser would be responsible for managing such proceeds. The Boards noted that the original fee language in the Current Investment Advisory Agreements was designed and intended to compensate the Adviser on the basis of the amount of assets as to which it makes investment decisions. The Boards of Directors reviewed pro forma fiscal 2007 fees that would have been paid to the Adviser under the calculation methodology in the Current Investment Advisory Agreements and under the Amended Investment Advisory Agreements, based on whether the Funds used 100% Preferred Stocks as leverage, 50% Preferred Stock and 50% debt leverage, and 100% debt leverage. The Boards of Directors noted that under both the Current Investment Advisory Agreements and the Amended Investment Advisory Agreements, pro forma advisory fees would have remained the same if the Funds used only Preferred Stock as leverage. However, the Boards of Directors noted that, if the Funds only used debt leverage, the pro forma fee paid to the Adviser would be greater under a Fund's Amended Investment Advisory Agreement than it would be under its Current Investment Advisory Agreement, but that total fees were less than those actually paid when the Funds only used Preferred Stock as leverage.

         The Boards of Directors concluded that, because the rates for advisory services were the same and that the new calculation methodology was reasonable and fair, it was appropriate for the Adviser to be compensated on the amount of borrowings, proceeds of debt issuances and margin borrowings, as it would be responsible for managing assets attributable to such amounts. The Directors, including a majority of the Independent Directors, concluded that the fees to be paid are reasonable in light of the services to be provided to the Funds. In this regard, the Boards considered that many funds that engage in leveraging activity provide for compensation of their investment adviser on the basis of total managed assets, including Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated and Flaherty & Crumrine/Claymore Total Return Fund Incorporated, two other closed-end funds managed by the Adviser.

         CONCLUSION. After the Independent Directors of the Funds deliberated in executive session, the entire Board of Directors of each Fund, including the Independent Directors, approved each Amended Investment Advisory

Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that each Amended Investment Advisory Agreement was in the best interests of the shareholders.

INFORMATION ABOUT THE ADVISER

         Flaherty & Crumrine serves as the investment adviser to each Fund, and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. The Adviser, which was organized in 1983, specializes in the management of portfolios of preferred securities, including related hedging activities, for institutional investors and had aggregate assets under management, as of December 31, 2007 (which include the total net assets of the Funds) of approximately $3.67 billion. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is owned by Donald F. Crumrine, Robert M. Ettinger, R. Eric Chadwick, Bradford S. Stone, and Robert T. Flaherty, each of whose address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101.

         For the most recently completed fiscal year ended November 30, 2007, the Funds did not pay any brokerage commissions to any broker affiliated with the Adviser. The Adviser has no affiliates that are engaged in brokerage.

         The names of each Director and Principal Officer of the Adviser is set forth below. The address of each Director and Principal Officer of the Adviser is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101.

                    NAME                                        POSITION
                    ----                                        --------
             Donald F. Crumrine                    Director and Chairman of the Board
             Robert M. Ettinger                          Director and President
              R. Eric Chadwick                      Director and Vice President
              Chad C. Conwell                 Chief Compliance Officer and Vice President
              Bradford S. Stone                       Director and Vice President
                Rick J. Seto                                 Vice President
              Laurie C. Lodolo            Assistant Compliance Officer, Secretary, and Account
                                                             Administrator


OTHER FUNDS ADVISED BY THE ADVISER AND FEE SCHEDULES

         The following table lists certain information regarding funds for which the Adviser provides investment advisory services. All of the information below is given as of the end of the last fiscal year of each fund.

                                                            TOTAL NET               INVESTMENT ADVISORY FEE
                                                            ASSETS ($          (AS A PERCENTAGE OF AVERAGE DAILY
                          FUND                              MILLIONS)                 NET ASSETS) (%) (1)
-------------------------------------------------           ---------     -----------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities           1,363,177     0.525 of 1.00% on the first $200 million
Income Fund Incorporated                                                  of the fund average weekly total managed
                                                                          assets, .45 of 1.00% on the next $300
                                                                          million of the fund's average weekly
                                                                          total managed assets and .40 of 1.00%
                                                                          on the fund's average weekly total
                                                                          managed assets above $500 million


                                                            TOTAL NET               INVESTMENT ADVISORY FEE
                                                            ASSETS ($          (AS A PERCENTAGE OF AVERAGE DAILY
                          FUND                              MILLIONS)                 NET ASSETS) (%) (1)
-------------------------------------------------           ---------     -----------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund              321,237       0.575 of 1.00% on the first $200 million
Incorporated                                                              of the fund's average weekly total managed
                                                                          assets, 0.50 of 1.00% on the next $300
                                                                          million of the fund's average weekly total
                                                                          managed assets and 0.45 of 1.00% on the
                                                                          fund's average weekly total managed assets
                                                                          above $500 million

(1) For purposes of calculating such fee, the fund's total managed assets means the total assets of the fund (including any assets attributable to any fund auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of auction rate preferred stock is not treated as a liability.

REQUIRED VOTE

         To become effective for a Fund, the Amended Investment Advisory Agreement must be approved by the holders of a majority of the Fund's outstanding voting securities, voting as a single class. A "majority of the Fund's outstanding voting securities" for this purpose means the lesser of (1) 67% or more of the Shares of Common Stock and Shares of Preferred Stock, present at a meeting of shareholders, voting as a single class, if the holders of more than 50% of such Shares are present or represented by proxy at the meeting, or
(2) more than 50% of the outstanding Shares of Common Stock and outstanding Shares of Preferred Stock, voting as a single class.

EACH BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

                             ADDITIONAL INFORMATION

ADMINISTRATOR

         PFPC acts as the administrator to each Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund's Directors and officers, certain persons affiliated with Flaherty & Crumrine and persons who beneficially own more than 10% of a registered class of each Fund's securities, to file reports of ownership and changes of ownership with the SEC, the NYSE and each Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish each Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 2007, all such filing requirements applicable to such persons were met.

BROKER NON-VOTE AND ABSTENTIONS

         A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents an abstention or a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively, "abstentions") will be counted as shares that are present and entitled to vote at the meeting for purposes of determining the presence of a Quorum. With respect to Proposals 1 and 2, abstentions do not constitute a vote "for" the proposal and will instead count as a vote "against" the proposal.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         Each Fund does not intend to present any other business at the relevant Meeting, nor is any Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                         EXPENSES OF PROXY SOLICITATION

         The total expenses of the Meetings, including the solicitation of proxies and the expenses incurred in connection with the preparation of this Joint Proxy Statement, are approximately $62,000 for PFD and $58,000 for PFO. The Adviser, on behalf of the Funds, has retained The Altman Group, Inc., a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that The Altman Group will be paid approximately $35,000 by each Fund for such solicitation services (plus reimbursements of out-of-pocket expenses). The Altman Group also may solicit proxies personally and by telephone.

                                 VOTING RESULTS

         Each Fund will  advise its  shareholders  of the voting  results of the
matters  voted  upon  at  its  Meeting  in  its  next   Semi-Annual   Report  to
Shareholders.

         NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the Funds whether other persons are the beneficial owners of the Funds' Shares for which proxies are being solicited from you, and, if so, the number of copies of the Joint Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of the Funds' Shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S), OR VOTE BY TELEPHONE OR INTERNET. The proxy card(s) should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

                       This Page Left Blank Intentionally.

                                    Exhibit A
           [Deleted words are bracketed and new words are uppercase]


                                     FORM OF

               AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

                                                                [_____ __, ____]
                                    As amended and restated    [_____, __], 2008


Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard
Suite 720
Pasadena, California  91101

Ladies and Gentlemen:

         [Fund] (the "Company"), a corporation organized under the laws of the State of Maryland, herewith confirms its agreement with Flaherty & Crumrine Incorporated (the "Adviser"), a corporation organized under the laws of the State of California, as follows:

         1. INVESTMENT DESCRIPTION; APPOINTMENT

         The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as the same may from time to time be amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company. Copies of the Company's Registration Statement and Articles of Incorporation, as amended, have been or will be submitted to the Adviser. The Company agrees to provide copies of all amendments to the Company's Registration Statement and Articles of Incorporation to the Adviser on an on-going basis. The Company desires to employ and hereby appoints the Adviser to act as investment adviser to the Company. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

         2. SERVICES AS INVESTMENT ADVISER

         Subject to the supervision and direction of the Board of Directors of the Company, the Adviser will (a) act in accordance with the Company's Articles of Incorporation, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Company's portfolio on a discretionary basis in accordance with its investment objective and policies as stated in the Company's Registration Statement as from time to time in effect, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Company, (d) place purchase and sale orders on behalf of the Company and (e) employ professional portfolio managers and securities analysts to provide research services to the Company. The Adviser is authorized to retain the services of an economic consultant at the expense of the Fund to provide such services with respect to the Company as the parties to any agreement may agree upon. In providing these services, the Adviser will provide investment research and supervision of the Company's evaluation and, if appropriate, sale and reinvestment of the Company's assets. In addition, the Adviser will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Company may hold or contemplate purchasing.

         3. BROKERAGE

         In executing transactions for the Company and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Company transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities and Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

         4. INFORMATION PROVIDED TO THE COMPANY

         The Adviser will use its best efforts to keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

         5. STANDARD OF CARE

         The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3, and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Company will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Company who are neither "interested persons" of the Company nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation law. The Adviser shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide a security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

         6. COMPENSATION

         (a) In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser after the end of [the calendar month during which the closing date (as defined below) occurs and after the end of] each calendar month [thereafter] a fee for the previous month computed monthly at the annual rate of .625 of 1.00% on the Company's average [net] monthly TOTAL MANAGED assets up to $100 million and .50 of 1.00% on the Company's average monthly [net] TOTAL MANAGED assets of $100 million or more. [The fee payable to the Adviser for the period from the date of the closing of the offering contemplated by the Company's initial registration statements (the "Closing Date") to the end of the first calendar month during which the closing date occurs shall be prorated according to the proportion that such period bears to the full monthly period.]

FOR PURPOSES OF CALCULATING SUCH FEE, THE COMPANY'S TOTAL MANAGED ASSETS MEANS THE TOTAL ASSETS OF THE COMPANY (INCLUDING ANY ASSETS ATTRIBUTABLE TO ANY COMPANY AUCTION RATE PREFERRED STOCK THAT MAY BE OUTSTANDING OR OTHERWISE ATTRIBUTABLE TO THE USE OF LEVERAGE) MINUS THE SUM OF ACCRUED LIABILITIES (OTHER THAN DEBT, IF ANY, REPRESENTING FINANCIAL LEVERAGE). FOR PURPOSES OF DETERMINING TOTAL MANAGED ASSETS, THE LIQUIDATION PREFERENCE OF THE COMPANY PREFERRED STOCK IS NOT TREATED AS A LIABILITY.

         (b) Upon any termination of the Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Company's average monthly net assets shall be computed at the times and in the manner specified in the Company's Registration Statement as from time to time in effect.

         7. EXPENSES

         The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of an office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Company, as well as the fees of all directors of the Company who are affiliated with the Adviser or any of its affiliates; provided that the Company shall reimburse the Adviser for the travel and out-of-pocket expenses or an appropriate portion thereof of directors, officers and employees of the Adviser in connection with attendance at meetings of the Board of Directors of the Fund of any committee thereof. The Company will bear all other expenses to be incurred in its operation other than those that other parties have agreed to bear, including: organizational expenses; taxes, interest, brokerage costs and commissions and stock exchange fees; fees of directors of the Company who are not officers, directors or employees of the Adviser; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of the custodian, any subcustodians and transfer and dividend-paying agent; expenses in connection with the Company's Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Company's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders' reports and meetings of the shareholders of the Company and of the officers or Board of Directors of the Company; membership fees in trade associations; stock exchange listing fees and expenses; expenses in connection with auctions of shares of auction rate preferred stock proposed to be issued by the Company; litigation and other extraordinary or non-recurring expenses.

         8. SERVICES TO OTHER COMPANIES OR ACCOUNTS

         The Company understands that the Adviser now acts, will continue to act or may in the future act, as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtained for or disposed of by the Company. In addition, the Company understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other business or to render services or whatever kind or nature.

         9. TERM OF AGREEMENT

         This Agreement shall become effective as of the date the Company's Registration Statement is declared effective by the Securities and Exchange Commission and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a "majority" (as defined in the Investment Company Act of 1940, as amended) of the Company's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Directors of the Company or by vote of holders of a majority of the Company's shares, or upon 60 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said 1940 Act).

         10. ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement between the parties hereto.




         11. GOVERNING LAW

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

         If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                                              Very truly yours.



                                              [Fund]



                                              By: _________________
                                                   Title:


Accepted:

FLAHERTY & CRUMRINE INCORPORATED

By: _______________
     Title:

                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND
              RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
--------------------------------------------------------------------------------

FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

--------------------------------------------------------------------------------
PROXY -- FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
--------------------------------------------------------------------------------

PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, a Maryland incorporation (the "Fund"), hereby appoints Chad C. Conwell, Robert M. Ettinger, and Laurie C. Lodolo, attorneys and proxies for the undersigned, each with full powers of substitution and revocation to represent the undersigned and to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 720,
Pasadena, California 91101, at 9:00 a.m. PT, on May 21, 2008, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
-----------                                                          -----------

                                                                              [BAR CODE]

            FLAHERTY & CRUMRINE PREFERRED
            INCOME OPPORTUNITY FUND INCORPORATED
                                                                              [BAR CODE]                                  C123456789

                                                                  000004      000000000.000000 ext      000000000.000000 ext
                                                                              000000000.000000 ext      000000000.000000 ext
[BAR CODE]  MR A SAMPLE                                                       000000000.000000 ext      000000000.000000 ext
            DESIGNATION (IF ANY)
            ADD 1
            ADD 2
            ADD 3
            ADD 4
            ADD 5
            ADD 6

            [IMAGE]

Using a BLACK INK pen, mark your votes with an X
as shown in this example. Please do not write outside
the designated areas.                                       [X]

------------------------------------------------------------------------------------------------------------------------------------
SPECIAL MEETING PROXY CARD
------------------------------------------------------------------------------------------------------------------------------------
                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

1-A  Approval of Revised Fundamental Policy Relating to Borrowing Money

          FOR     WITHHOLD      ABSTAIN

          [ ]       [ ]           [ ]


1-B    Approval of Revised Fundamental Policy Relating to Issuing Senior Securities

         FOR      WITHHOLD      ABSTAIN

         [ ]        [ ]           [ ]

1-C    Approval of Revised Fundamental Policy Relating to Purchasing Securities on Margin

         FOR      WITHHOLD      ABSTAIN

         [ ]        [ ]           [ ]


2      Approval of an Amended Investment Advisory Agreement

         FOR      WITHHOLD      ABSTAIN

         [ ]        [ ]           [ ]



      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS. THIS PROXY, IF
      PROPERLY  EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE THE BOARD
      OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS. IF NO DIRECTION IS MADE,
      THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

   PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

   NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new address below.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

   AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) -- Please print     Signature 1 -- Please keep signature     Signature 2 -- Please keep signature
date below.                           within the box.                          within the box.
-----------------------------------   --------------------------------------   -----------------------------------------------------
         /           /
-----------------------------------   --------------------------------------   -----------------------------------------------------

                                      C 1234567890                     J N T   MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                               140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                               MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
[IMAGE]          [BAR CODE]           1 0 A V                  0 1 6 3 8 1 1   MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND   +

(STOCK#)           00U5CC

                 o PLEASE FOLD ALONG THE PERFORATION, DETACH AND
              RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
--------------------------------------------------------------------------------

FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

--------------------------------------------------------------------------------
PROXY -- FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
--------------------------------------------------------------------------------

PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned holder of shares of Preferred Stock of Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Chad C. Conwell, Robert M. Ettinger, and Laurie C. Lodolo, attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101, at 9:00 a.m. PT, on May 21, 2008, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
-----------                                                          -----------

                                                                              [BAR CODE]

            FLAHERTY & CRUMRINE PREFERRED
            INCOME OPPORTUNITY FUND INCORPORATED
                                                                              [BAR CODE]                                  C123456789

                                                                  000004      000000000.000000 ext      000000000.000000 ext
                                                                              000000000.000000 ext      000000000.000000 ext
[BAR CODE]  MR A SAMPLE                                                       000000000.000000 ext      000000000.000000 ext
            DESIGNATION (IF ANY)
            ADD 1
            ADD 2
            ADD 3
            ADD 4
            ADD 5
            ADD 6

            [IMAGE]

Using a BLACK INK pen, mark your votes with an X
as shown in this example. Please do not write outside
the designated areas.                                       [X]

------------------------------------------------------------------------------------------------------------------------------------
SPECIAL MEETING PROXY CARD
------------------------------------------------------------------------------------------------------------------------------------
                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

1-A  Approval of Revised Fundamental Policy Relating to Borrowing Money

          FOR     WITHHOLD      ABSTAIN

          [ ]       [ ]           [ ]


1-B    Approval of Revised Fundamental Policy Relating to Issuing Senior Securities

         FOR      WITHHOLD      ABSTAIN

         [ ]        [ ]           [ ]

1-C    Approval of Revised Fundamental Policy Relating to Purchasing Securities on Margin

         FOR      WITHHOLD      ABSTAIN

         [ ]        [ ]           [ ]


2      Approval of an Amended Investment Advisory Agreement

         FOR      WITHHOLD      ABSTAIN

         [ ]        [ ]           [ ]

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS. THIS PROXY, IF
      PROPERLY  EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE THE BOARD
      OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS. IF NO DIRECTION IS MADE,
      THIS PROXY WILL BE VOTED FOR THE PROPOSALS.


   PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

   NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new address below.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

   AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) -- Please print     Signature 1 -- Please keep signature     Signature 2 -- Please keep signature
date below.                           within the box.                          within the box.
-----------------------------------   --------------------------------------   -----------------------------------------------------
          /           /
-----------------------------------   --------------------------------------   -----------------------------------------------------

                                      C 1234567890                     J N T   MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                               140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                               MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
[IMAGE]          [BAR CODE]           1 0 A V                  0 1 6 3 8 1 2   MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND   +

(STOCK#)           00U5DD